UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2010

SPDR® GOLD TRUST
SPONSORED BY WORLD GOLD TRUST SERVICES, LLC
(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o World Gold Trust Services, LLC
424 Madison Avenue, 3rd Floor
New York, New York 10017
(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.
a) Dismissal of Previous Independent Registered Public Accounting Firm
On November 29, 2010, the audit committee of the board of directors of the World Gold Council approved the dismissal of Deloitte & Touche LLP (“Deloitte”), as the independent registered public accounting firm previously engaged to audit the financial statements of the SPDR Gold Trust (the “Trust”), effective immediately.
There were no disagreements between the Trust and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the last two fiscal years up to the date of dismissal, which disagreements that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Trust’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Trust’s fiscal years ended September 30, 2010 and September 30, 2009 and subsequently up to the date of dismissal. The audit reports of Deloitte on the financial statements of the Trust and on the effectiveness of the Trust’s internal controls over financial reporting for such years did not contain any adverse opinion or disclaimer of opinion, and the audit reports issued for such years were not qualified or modified as to uncertainty, audit scope or accounting principles.
The Trust provided Deloitte a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested Deloitte to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of that letter is attached hereto as Exhibit 16.1.
(b) Engagement of New Independent Registered Public Accounting Firm
On November 29, 2010, the audit committee engaged KPMG LLP as the Trust’s registered independent public accounting firm, effective immediately. The audit committee participated in and approved the decision to engage KPMG LLP.
During the Trust’s two most recent fiscal years ended September 30, 2009 and 2010 and through November 29, 2010, neither the Trust nor anyone acting on its behalf consulted with KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, and neither a written report was provided to the Trust nor oral advice.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated December 1, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2010	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant

	By: Name:	/s/ Robin Lee Robin Lee
	Title:	Chief Financial Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated December 1, 2010.